                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported) FEBRUARY 13, 1998



                   AMERICAN GENERAL HOSPITALITY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



          MARYLAND                   1-11903                75-2648842
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)


       5605 MACARTHUR BLVD., SUITE 1200, IRVING, TEXAS                  75038
          (Address of principal executive offices)                    (Zip Code)



       REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 550-6800

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On February 13, 1998 (i) American General Hospitality Operating Partnership, L.P. (the "Operating Partnership"), a subsidiary of American General Hospitality Corporation (the "Company" or "Registrant"), acquired thirteen hotels in a fourteen hotel portfolio (the "FSA Portfolio Acquisition") from trusts managed by Financial Security Assurance ("FSA"), an entity unaffiliated with the Company, the Operating Partnership or its subsidiaries. The aggregate purchase price of the FSA Portfolio Acquisition was approximately $267 million, which was paid in cash. The aggregate purchase price of the FSA Portfolio Acquisition was arrived at through arms-length negotiations. The location and a description of the hotels is as follows:

     . CENTURY CITY, CALIFORNIA -- This 134-room Courtyard by Marriott full-service hotel is located on the western edge of Century City, two miles from UCLA, ten miles from the Los Angeles International Airport and ten miles from the Los Angeles central business district.

     . CLEARWATER BEACH, FLORIDA -- This 426-room DoubleTree Resort full-service hotel is located directly on Clearwater Beach, a resort island approximately one mile west of downtown Clearwater.

     . CLEARWATER BEACH, FLORIDA -- This 289-room Ramada Inn full-service hotel consists of two guest room towers; one with nine stories and one with seven stories in Clearwater Beach, a resort island approximately one mile west of Clearwater.

     . FORT LAUDERDALE BEACH, FLORIDA -- This 240-room Holiday Inn full-service hotel is a 13-story hotel with penthouse meeting rooms.

     . KEY LARGO, FLORIDA -- This 100-room Howard Johnson hotel is located on Florida Bay in Key Largo, the key entrance from mainland Florida to the Florida Keys.

     . LAKE BUENA VISTA (WALT DISNEY VILLAGE), FLORIDA -- This 323-room Courtyard by Marriott full-service hotel is located in Walt Disney Village and is within walking distance of the Disney Village Market Place, Planet Hollywood and Pleasure Island.

     . MADEIRA BEACH, FLORIDA -- This 149-room Holiday Inn full-service hotel is located in Madeira Beach, a leisure oriented destination area on the world famous white sand Gulf beaches of Pinellas County, Florida.

     . MARINA DEL REY, CALIFORNIA -- This 276-room Courtyard by Marriott full-service hotel is within walking distance of Chase Harbor, the social, entertainment and retail center of Marina del Rey.

     . MYSTIC, CONNECTICUT -- This 77-room Lodge at the Seaport limited-service hotel is proximate to both the Mystic area attractions and the Foxwoods Casino.

     . RICHMOND, VIRGINIA -- This 280-room Holiday Inn full-service hotel is located in Richmond, Virginia in a commercial neighborhood which includes both office and retail properties.

     . ROCHESTER, NEW YORK -- This 171-room Radisson Inn full-service hotel is adjacent to the Rochester Institute of Technology three miles from Rochester Airport.

     . ST. LOUIS (FOREST PARK), MISSOURI -- This 120-room Holiday Inn full-service hotel is located in an area known as Midtown in St. Louis. The hotel is six miles from downtown St. Louis

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          and one mile from Forest Park, which is home to the St. Louis Zoo,
          Science Center, Art Museum, Missouri Historical Museum and MUNY Opera.

     . TAMPA (TAMPA AIRPORT), FLORIDA -- This 496-room DoubleTree full-service hotel is located adjacent to Tampa International Airport, a primary source of commercial and air crew demand.


     Each of the FSA Portfolio Acquisition hotels is leased by the Operating Partnership to AGH Leasing, L.P. (the "Lessee") pursuant to separate twelve-year participating leases which are substantially similar in form to the Operating Partnership's other hotel leases with the Lessee. In turn, the Lessee has entered into separate twelve-year management agreements, also on terms substantially similar to the Lessee's other management agreements with American General Hospitality, Inc. ("AGHI") to manage the hotels on behalf of the Lessee and subject to its supervision.

     The cash required to purchase the FSA Portfolio hotels was provided by borrowings under the Operating Partnership's Credit Facilities (as defined below) from its credit facility lenders led by Societe Generale, Southwest Agency, Bank One, Texas, N.A., Bank of Nova Scotia and Wells Fargo Bank, National Association, as agents.

     The remaining FSA Portfolio Acquisition hotel, the 148-room Select Inn in Bloomington, Minnesota, is expected to close in mid-April. The closing is subject to various closing conditions and no assurance can be given that the acquisition will be completed. The Company expects that this hotel will continue to be leased to and managed by its current independent operator. In addition, the Company intends to dispose of five of the FSA Portfolio Acquisition hotels either as a group or individually.

     The Company currently owns an approximate 86.2% interest in the Operating Partnership. AGH GP, Inc., a wholly owned subsidiary of the Company, is the sole general partner of the Operating Partnership and owns a 1.0% interest in the Operating Partnership. AGH LP, Inc., also a wholly owned subsidiary of the Company, owns an 85.2% limited partnership interest in the Operating Partnership. The remaining 13.8% interest is held by the former owners of the hotels acquired by the Operating Partnership.


ITEM 5.   OTHER EVENTS

     CREDIT FACILITIES - On February 13, 1998 the Company replaced its $300 million secured line of credit with two new unsecured credit facilities in the aggregate principal amount of $600 million (collectively, the "Credit Facilities"). The Credit Facilities have a three-year term and bear interest based upon the 30-day, 60-day or 90-day LIBOR (5.625%, 5.625% and 5.64063% as of February 24, 1998) at the option of the Company, plus an applicable margin for all or part of the Facilities (the "Margins"). The Margins, which are adjusted on a quarterly basis, range from a minimum of 1.40% per annum to a maximum of 2% per annum, based upon certain leverage ratios. As of February 24, 1998 the Margins were 1.875% per annum. The financial covenants contained in the Credit Facilities require the Company to maintain the debt service coverage ratio of at least 2.0 to 1.0, and an interest coverage ratio of not less than 2.15 to 1.0 through December 31, 1998 and not less than 2.50 to 1.0 thereafter and to maintain a minimum net worth of $450 million plus 75% of the net proceeds from stock offerings and offerings of partnership interests in the Operating Partnership. In addition, the Credit Facilities contain limits on total indebtedness based on a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization) that adjust downward as of December 31, 1998. As a result of the adjustment of certain financial covenants that occur on December 31, 1998, the Company expects that it would be required to repay or refinance a portion of the Credit Facilities at that time.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


(a)  Financial Statements of Business Acquired  ***

(b)  Unaudited Pro Forma Financial Information ***


     *** In response to Items 7(a) and 7(b), the FSA Acquisition Hotels Financial Statements and the Unaudited Pro Forma Financial Information, attached hereto as Exhibits 99.1 and 99.2, respectively, are hereby incorporated by reference from the Registrant's Form 8-K, dated January 8, 1998 and filed with the Securities and Exchange Commission on January 23, 1998.


(c)  The following are filed as Exhibits to this Report.

Exhibit No.                             Description
-----------                             -----------
   2.1             Contract for Purchase and Sale of Hotels, dated November 26,
                   1997, between Clearwater Surfside Hotel Trust, FSA Zeta LBV
                   Hotel, Inc., Tampa Airport Hotel Trust, Marina del Rey Hotel
                   Trust, Ft. Lauderdale Beach Hotel Trust, Clearwater-Gulfview
                   Hotel Trust, Century City Hotel Management, Inc., Madeira
                   Beach Hotel Trust, Zeta Key Largo Hotel, Inc., Richmond Hotel
                   Trust, Zeta St. Louis Hotel, Inc., Zeta Rochester Hotel,
                   Inc., and the Operating Partnership
   2.2             Contract for Purchase and Sale of Hotel, dated November 26,
                   1997, between Zeta Mystic Hotel, Inc. and the Operating
                   Partnership
   10.1            Amended and Restated Senior Unsecured Credit Agreement, dated
                   February 13, 1998, between the credit facility lenders and the Operating Partnership
   10.2            Subordinate Unsecured Credit Agreement, dated February 13,
                   1998, between the credit facility lenders and the Operating
                   Partnership
   99.1            FSA Acquisition Hotels Financial Statements
   99.2            Unaudited Pro Forma Financial Statements

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                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 1998


                              American General Hospitality Corporation
                              (Registrant)



                              By:  /s/ Kenneth E. Barr
                                   --------------------------------------

                              Kenneth E. Barr
                              Executive Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)

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